Offerings - Offering: 1	Jun. 05, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	4.000% Senior Notes due 2029
Amount Registered | shares	381,932,000
Maximum Aggregate Offering Price	$ 381,932,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 52,744.81
Offering Note

1	Represents the aggregate principal amount of the applicable series of notes to be offered in the exchange offer to which the registration statement relates.